UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)    November 18, 2004

                           THE BOMBAY COMPANY, INC.
            (Exact Name of Registrant as Specified in Its Charter)


                                 Delaware
             (State or Other Jurisdiction of Incorporation)

      1-7832                                          75-1475223
(Commission File Number)                 (I.R.S. Employer Identification No.)

 550 Bailey Avenue, Fort Worth, Texas                    76107
(Address of Principal Executive Offices)              (Zip Code)

                            (817) 347-8200
          Registrant's Telephone Number, Including Area Code


    (Former Name or Former Address, if Changed Since Last Report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition.

   On November 18, 2004, The Bombay Company, Inc. (the "Company") issued a press release reporting its financial results for the third fiscal quarter and nine months ended October 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99. This Form 8-K and the attached exhibit are provided under Item 9.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


Item 2.05  Costs Associated with Exit or Disposal Activities.

   On November 17, 2004, the Board of Directors of the Company approved the divestiture of its Bailey Street Trading Company wholesale operations. This action was taken in order to free up capital to support the continued expansion of the Company's core business and to focus on its retail operations. The Company intends to pursue various options with respect to the method of disposition and expects to complete the transaction by the end of the fiscal year.

   In connection with the decision, the Company expects to take a non-cash charge of approximately $2 to $3 million in connection with vacating its 199,000 square foot leased distribution center in Gilbertsville, PA. Other charges in connection with the divesture are not expected to be material.


Section 7 - Regulation FD

Item 7.01  Regulation FD Disclosure.

   The Company announced that its Fiscal 2005 real estate plans include opening 54 core stores, including 44 stores which will be migrated from mall to off-mall locations. Sixteen to 20 of these migrated stores are expected to be combination stores with a BombayKIDS store adjacent to the core store. The Company anticipates closing 54 stores during the period.



                    Core       BombayKIDS
Store openings      54          16 - 21
Store closings      54             -
Net growth           -          16 - 21


   The Company had previously indicated that it expected to grow its base of Bombay core retail stores by approximately 5% annually.

   As of this date, the Company has 94 leases expiring in Fiscal 2005, of which it expects to close 44 stores and migrate them to off-mall locations, renew approximately 40 leases and close approximately 10 stores.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

   (c)Exhibits

   Exhibit No.        Description

     99 Press release dated November 18, 2004 containing the financial results for the third fiscal quarter and nine months ended October 30, 2004.






                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BOMBAY COMPANY, INC.
                                        (Registrant)



Date:November 19, 2004                  /S/ ELAINE D. CROWLEY
                                        Elaine D. Crowley
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer


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